UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  March 31, 2016

Item 1. Report to Stockholders.

Bushido Capital Long/Short Fund

Investor Class Shares – BCLSX

Semi-Annual Report

www.bushidofunds.com	March 31, 2016

Bushido Capital Long/Short Fund

Shareholder Letter May 19, 2016

Fund Performance

For the six-months ending March 31, 2016, the Bushido Capital Long/Short Fund’s Investor Class (“BCLSX”) had returns of -0.89%, excluding sales load and -5.57% with sales load.  Bushido Capital Partners views the HFRX Equity Hedge Index as the Fund’s primary benchmark, which had a comparative return of -2.14% and our secondary Index, the Morningstar Long/Short Equity category had a return of 0.19%.  We continue to own a larger exposure to Europe and select Emerging Markets relative to these two benchmarks as we believe these regions’ equity market valuation may allow for strong prospective performance relative to an expensive U.S. market.  Our relative underperformance in the equity book has been primarily driven by our greater allocation to select countries in Europe and Emerging Markets that have lagged the performance of the U.S. equity markets over the past six months.

Please see “The Fund” tab at www.bushidofunds.com for a detailed breakdown of the Fund’s portfolio, a complete list of holdings, and performance data.

Effective, January 1, 2016, we have changed the Fund’s primary benchmark to the HFRX Equity Hedge Index. We believe this new benchmark is a better representation of the net exposure and risk characteristics of comparable funds that are managed in a similar fashion as BCLSX. The secondary benchmark remains the Morningstar Long/Short equity category.

The following is a brief description of the primary drivers of performance from each of the main asset classes on both the long and short side during the period:

Long Positions

The Fund’s best returns on investment in the long equity portfolio during the period were achieved in Hawaiian Holdings (HA), Sberbank of Russia (SBRCY), Fastenal (FAST), Dollar General (DG), Philip Morris International (MO), and the iShares MSCI Brazil ETF (EWZ). Perhaps no country in the world has produced worse headlines over the past six months than Brazil, capped by recent speculation that President Dilma Rousseff may be impeached in the coming year. In addition to the political issues, Brazil has recently posted some of the worst economic figures in its modern history. The challenging political and business environment is real, but in our opinion, only part of the investment equation. Broad price declines across the Brazilian equity market over the past five years have brought current valuations to what we believe are attractive levels where potentially much of the well documented headwinds are priced in, with any stabilization of conditions possibly setting the stage for a sustained rally to higher prices. The Fund remains long EWZ and iShares MSCI Brazil Small-Cap ETF (EWZS) as we believe that valuation matters far more than news headlines for determining prospective total returns.

Similar to the situation in Brazil, the Fund’s long equity position in Russian SBRCY was a strong performer during the period as the company’s valuation rebounded from distressed levels alongside the recent stabilization in the price of crude oil.

Losses in the long book were primarily led by the Fund’s holdings in iShares MSCI Italy ETF (EWI), Nordstrom (JWN), and Kinder Morgan (KMI).  For the six-month period ended March 31, 2016, our long equity book in aggregate produced a negative contribution to the Fund.  At the start of 2016, renewed concerns surrounding the financial health of its banking system led to losses across Italian equity indices. In recent months the Italian government arranged a 4.25B Euro (approximately 4.82B U.S. Dollars) privately backed fund to provide capital for weakened financial institutions and to start the long process of absorbing the elevated levels of non-performing loans built up on bank balance sheets since the financial crisis. We believe this effort may serve as another important step in Prime Minister Matteo Renzi’s efforts to gradually move Italy towards market based solutions in an attempt to infuse some dynamism into what has historically been a structurally enervated economy. Further incremental success in the implementation of much needed structural reforms may allow for the country’s attractively priced equity markets to march higher in the coming years.

Bushido Capital Long/Short Fund

Short Positions

Two of the Fund’s leading contributors from the short book during the period, Endo International (ENDP) and Akorn (AKRX), came from the biotech sector as high valuations, poor profitability and questionable accounting practices combined to buffet the industry. The Fund also closed its Williams Companies (WMB) short position for a profit during the six-month period ended March 31, 2016 on the back of declining energy prices, an expensive valuation, and a contested proposed merger with Energy Transfer Equity.

Negative contributors to the short book during the period were led by one of the Fund’s market hedges, the Guggenheim S&P 500 Equal Weight ETF (RSP), as well as two gold related positions, Royal Gold (RGLD) and Goldcorp (GG).

For the six-month period ended March 31, 2016, our short equity book in aggregate produced a positive contribution for the Fund.

Corporate Bonds

From time to time, the investing environment presents us with what we see as the opportunity to materially improve the risk/reward profile of the aggregate portfolio by opportunistically pivoting towards a specific asset class experiencing distress. We believe the six-month period ended March 31, 2016 presented such an opportunity and we responded by increasing the Fund’s allocation to individual corporate bonds with investments focused in the energy sector. In effect, we sought to lower the Fund’s risk profile by moving to the senior position of the capital structure while still capturing the attractive potential returns usually afforded the subordinated stack of the capital deck due to the distressed prices on offer. Specifically, we purchased select bonds of Devon Energy, Noble Holding, and Kinder Morgan. All three companies have taken recent steps to improve free cash flow generation and enhance their respective liquidity positions.

In addition to these energy names, we increased the Fund’s holdings of Leucadia National corporate debt. The company has made strategic decisions that are detrimental to common equity returns but have served to strengthen the firm’s credit profile, in our opinion. We stepped in to increase the Fund’s bond position size as Leucadia debt traded lower in sympathy with the company’s equity over the past six months.

For the six-month period ended March 31, 2016, our fixed income book in aggregate produced a slightly negative contribution for the Fund.

Asset Allocation

As a result of the corporate bond purchases during the period ended March 31, 2016, the Fund’s allocation to fixed income securities increased to approximately 42% of the aggregate portfolio. Within the fixed income portfolio, 99% of the market value was invested in individual corporate bonds. On the equity side, the Fund remains balanced between our U.S. and International exposures, with each representing about 29%. The Fund ended the six-month period ended March 31, 2016 with equity investments in 11 different international markets, with the largest geographical concentration in Europe.

Qtr End Asset Allocation:
Asset Class	Allocation
Debt Securities	42%
U.S. Equity	29%
International Equity	29%
Short Equity	-16%

Bushido Capital Long/Short Fund

Your commitment and trust are appreciated and we look forward to investing alongside you in the coming years.

Sincerely,

John H. Beatson
Bushido Capital Partners

Disclosure

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The fund may also use options contracts, which  have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Covered call writing may limit the upside of an underlying security.

Bushido Long/Short Fund is distributed by Quasar Distributors, LLC.

Top 10 Positions as of 3/31/16	Percent of Net Assets
Guggenheim S&P 500 Equal Weighted ETF	-15.73%
Fairfax Financial Holdings 5.800% 05/15/2021	5.05%
Leucadia National 5.500% 10/18/2023	3.58%
Devon Energy 2.250% 12/15/2018	3.56%
YUM! Brands 3.875% 11/01/2023	3.53%
YUM! Brands 3.875% 11/01/2020	3.42%
IShares MSCI Poland Capped ETF	3.00%
MDC Holdings 5.625% 02/01/2020	2.83%
Kinder Morgan Energy Partners 6.875% 02/15/2020	2.78%
IShares MSCI Singapore ETF	2.67%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Morningstar Long/Short Equity Category: the average performance of the 243 funds that currently comprise Morningstar’s Long/Short Equity Category. One cannot invest directly in an index.

The HFRX Equity Hedge Index (HFRX) encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions.  It is constructed using robust filtering, monitoring and quantitative constituent selection process using the Hedge Fund Research database (HFR Database), an industry standard for hedge fund data.  One cannot invest directly in an index.

Returns on investments measures the amount of return on an investment relative to the investment’s cost.

Free Cash Flow is the net change in cash generated by the operations of a business during a reporting period, minus cash outlays for working capital, capital expenditures, and dividends during the same period.

This commentary reflects the views of the portfolio manage through March 31, 2016. The manager’s views are subject to change as market and other conditions warrant.  No forecasts are guaranteed. This commentary is provided for informational purposes only and is not an endorsement of any security, mutual fund, sector or index.  Bushido Capital Partner, its affiliates, employees and clients may hold or trade the securities mentioned in this commentary.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Bushido Capital Long/Short Fund

VALUE OF $10,000 INVESTMENT (UNAUDITED)

This chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2016

	1 Year	Since Inception(1)
Investor Class (without sales load)	-4.85%	0.73%
Investor Class (with sales load)(2)	-9.34%	-0.70%
HFRX Equity Hedge Index(3)	-7.24%	2.24%
70% S&P 500 Index 30% Barclays Intermediate
Government/Credit Index(4)	2.08%	10.41%
Morningstar Long/Short Equity Category Index(5)	-4.48%	4.05%

(1)	October 31, 2012.
(2)	Return reflects a 4.75% sales load.
(3)
The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets. This benchmark was added as an additional measure of the Fund’s performance as it is more representative of the Fund’s investment strategy.  This index cannot be invested in directly.

(4)
The 70% S&P 500 Index 30% Barclays Government/Credit Index is a blended benchmark consisting of 70% of the S&P 500 Index and 30% of the Barclays Intermediate Government/Credit Index.  This index cannot be invested in directly.

(5)	The Morningstar Long/Short Equity Category measures the average performance of the funds that currently comprise Morningstar’s Long/Short Equity category. This index cannot be invested in directly.

Bushido Capital Long/Short Fund

EXPENSE EXAMPLE (UNAUDITED)
MARCH 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2015)	Value (3/31/2016)	(10/1/2015 to 3/31/2016)
Investor Class Actual(2)(3)	$1,000.00	$ 991.10	$12.94
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,012.00	$13.08

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.60%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2016 of -0.89%.
(3)	Excluding dividends and interest on short positions, the actual expenses would be $9.21.
(4)	Excluding dividends and interest on short positions, the hypothetical expenses would be $9.32.

Bushido Capital Long/Short Fund

ASSET ALLOCATIONS (UNAUDITED)
AS OF MARCH 31, 2016(1)
(% OF GROSS ASSETS)

TOP TEN LONG POSITIONS (UNAUDITED)
MARCH 31, 2016(1)(2)
(% OF NET ASSETS)

Fairfax Financial Holdings, 5.800%, 05/15/2021	5.1%
Leucadia National, 5.500%, 10/18/2023	3.6%
Devon Energy, 2.250%, 12/15/2018	3.6%
Yum! Brands, 3.875%, 11/01/2023	3.5%
Yum! Brands, 3.875%, 11/01/2020	3.4%
iShares MSCI Poland Capped Fund	3.0%
MDC Holdings, 5.625%, 02/01/2020	2.8%
Kinder Morgan Energy Partners, 6.850%, 02/15/2020	2.8%
iShares MSCI Singapore Fund	2.7%
iShares MSCI Denmark Capped Fund	2.7%

TOP FIVE SHORT POSITIONS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

Guggenheim S&P 500 Equal Weight Fund	-15.7%
Euro	-14.0%
Polish Zloty	-3.1%
ProShares Ultra Short Yen Fund	-1.8%
Goldcorp	-1.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Fidelity Institutional Government Portfolio – Class I is excluded from the Top Ten Holdings.

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)
MARCH 31, 2016

Description	Shares	Value

COMMON STOCKS – 34.3%

Agriculture – 3.4%
Philip Morris International (a)	1,076	$105,567
Reynolds American (a)	3,191	160,539
		266,106
Banks – 2.7%
Goldman Sachs Group (a)	746	117,107
Sberbank of Russia – ADR (a)	13,991	97,098
		214,205
Commercial Services – 1.6%
Moody’s (a)	1,313	126,783

Distribution/Wholesale – 1.9%
Fastenal (a)	3,003	147,147

Financial Services – 1.1%
MasterCard – Class A (a)	942	89,019

Insurance – 5.5%
Allied World Assurance Company Holdings (a)	3,758	131,304
American International Group (a)	2,436	131,666
Axis Capital Holdings (a)	1,602	88,847
Everest Re Group	421	83,118
		434,935
Real Estate – 1.1%
Hispania Activos Inmobiliarios*	6,021	85,520

REITS – 3.2%
Green	50,823	81,465
Hibernia	59,777	88,563
Merlin Properties Socimi	7,131	82,650
		252,678
Retail – 6.9%
AutoZone* (a)	236	188,019
Chipotle Mexican Grill* (a)	258	121,510
Dollar General (a)	1,322	113,163
Ross Stores (a)	2,132	123,443
		546,135

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

Description	Shares/Par	Value

Transportation – 6.9%
CSX (a)	5,177	$133,308
Expeditors International of Washington (a)	2,694	131,494
Norfolk Southern (a)	1,692	140,859
Union Pacific (a)	1,658	131,894
		537,555
Total Common Stocks
(Cost $2,266,509)		2,700,083

CORPORATE BONDS – 42.0%

Commercial Services – 1.3%
Moody’s
5.500%, 09/01/2020 (a)	$90,000	101,050
Financial Services – 4.8%
Jefferies Group
6.875%, 04/15/2021 (a)	85,000	96,077
Leucadia National
5.500%, 10/18/2023 (a)	300,000	282,370
		378,447
Homebuilders – 10.5%
Lennar
4.750%, 11/15/2022 (a)	200,000	201,500
4.875%, 12/15/2023 (a)	100,000	100,500
MDC Holdings
5.625%, 02/01/2020 (a)	220,000	223,850
Ryland Group
6.625%, 05/01/2020 (a)	55,000	60,087
Toll Brothers Finance
8.910%, 10/15/2017 (a)	100,000	110,000
5.875%, 02/15/2022 (a)	125,000	134,063
		830,000
Insurance – 5.8%
Allied World Assurance Company Holdings
5.500%, 11/15/2020 (a)	55,000	60,560
Fairfax Financial Holdings
5.800%, 05/15/2021 (a) (b)	370,000	398,491
		459,051

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

Description	Par/Shares	Value

Oil & Gas – 7.1%
Devon Energy
2.250%, 12/15/2018 (a)	$300,000	$280,166
Noble Holdings International
2.500%, 03/15/2017 (a)	100,000	94,646
4.900%, 08/01/2020 (a)	250,000	185,169
		559,981
Pipelines – 4.0%
Kinder Morgan Energy Partners
6.850%, 02/15/2020 (a)	200,000	218,717
3.500%, 03/01/2021 (a)	100,000	96,367
		315,084
Retail – 8.5%
Yum! Brands
3.875%, 11/01/2020 (a)	275,000	270,531
3.750%, 11/01/2021 (a)	125,000	119,219
3.875%, 11/01/2023 (a)	300,000	278,625
		668,375
Total Corporate Bonds
(Cost $3,291,274)		3,311,988

MUNICIPAL BONDS – 0.3%
New York State Dormitory
7.375%, 07/01/2016 (a)	25,000	25,417
(Cost $25,416)

EXCHANGE TRADED FUNDS – 23.6%
Global X FTSE Greece 20 Fund	15,596	117,438
Global X FTSE Portugal 20 Fund	19,544	198,176
iShares MSCI Austria Capped Fund	11,704	183,987
iShares MSCI Brazil Capped Fund	7,872	207,034
iShares MSCI Brazil Small-Cap Fund (a)	12,062	102,406
iShares MSCI Denmark Capped Fund (a)	3,708	209,576
iShares MSCI Ireland Capped Fund	5,197	208,919
iShares MSCI Italy Capped Fund (a)	7,568	92,330
iShares MSCI Poland Capped Fund (a)	11,698	236,650
iShares MSCI Singapore Fund	19,353	210,174
iShares MSCI Spain Capped Fund	3,399	92,385
Total Exchange Traded Funds
(Cost $2,017,131)		1,859,075

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

Description	Shares	Value
SHORT-TERM INVESTMENT – 6.8%
Fidelity Institutional Government Portfolio – Class I, 0.23%^
(Cost $535,609)	535,609	$535,609
Total Investments – 107.0%
(Cost $8,135,939)		8,432,172
Other Assets and Liabilities, Net – (7.0)%		(553,600)
Total Net Assets – 100.0%		$7,878,572

*	Non-income producing security.
(a)	All or a portion of this security is designated as collateral for securities sold short. As of March 31, 2016, the value of collateral was $6,273,384.
(b)
Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities are deemed to be liquid by the Adviser.  As of March 31, 2016, the value of this investment was $398,491 or 5.1% of total net assets.

^	The rate shown is the annualized seven day effective yield as of March 31, 2016.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF SECURITIES SOLD SHORT (UNAUDITED)
MARCH 31, 2016

Description	Shares	Value

COMMON STOCKS – 3.7%

Biotechnology – 0.5%
Alexion Pharmaceuticals*	296	$41,209

Engineering & Construction – 0.5%
SBA Communications – Class A*	414	41,470

Mining – 2.1%
Goldcorp	5,126	83,195
Royal Gold	1,589	81,500
		164,695
Software – 0.6%
Medidata Solutions*	1,200	46,452
Total Common Stocks
(Proceeds $277,269)		293,826

EXCHANGE TRADED FUNDS – 17.6%
Guggenheim S&P 500 Equal Weight Fund	15,770	1,238,418
ProShares UltraShort Yen Fund*	1,900	145,331
Total Exchange Traded Funds
(Proceeds $1,314,023)		1,383,749
Total Securities Sold Short
(Proceeds $1,591,292)		$1,677,575

*	Non-income producing security

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MARCH 31, 2016

ASSETS:
Investments, at value (cost $8,135,939)	$8,432,172
Cash	977
Deposits at broker(1)	2,325,412
Receivable for adviser reimbursements	7,691
Receivable for investment securities sold	213,986
Prepaid expenses	4,653
Dividends and interest receivable	54,959
Total assets	11,039,850

LIABILITIES:
Securities sold short, at value (proceeds $1,591,292)	1,677,575
Foreign currency sold short, at value (proceeds $1,319,628)	1,343,739
Payable for investment securities purchased	71,330
Payable for fund shares redeemed	20,000
Payable for fund administration & accounting fees	11,587
Payable for compliance fees	2,297
Payable for transfer agent fees & expenses	7,662
Payable for custody fees	4,750
Payable for trustee fees	3,287
Dividends payable on securities sold short	365
Accrued distribution & shareholder service fees	6,156
Accrued expenses	12,530
Total liabilities	3,161,278

NET ASSETS	$7,878,572

NET ASSETS CONSIST OF:
Paid-in capital	$8,696,643
Accumulated undistributed net investment loss	(36,610)
Accumulated undistributed net realized loss on investments	(966,894)
Net unrealized appreciation (depreciation) on:	—
Investments and translations of foreign currency	295,827
Securities and foreign currency sold short	(110,394)
Total Net Assets	$7,878,572

Net assets	$7,878,572
Investor Class shares issued and outstanding(2)	787,843
Net asset value, redemption price and offering price per share(3)	$10.00
Maximum offering price per share ($10.00/0.9525)(4)	$10.50

(1)	Pledged as collateral for securities sold short.
(2)	Unlimited shares authorized.
(3)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(4)	Reflects a maximum sales charge of 4.75%.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 2016

INVESTMENT INCOME:
Dividend income	$68,875
Less: foreign taxes withheld	(214)
Interest income	69,781
Total investment income	138,442

EXPENSES:
Investment adviser fees (See Note 4)	50,882
Fund administration & accounting fees (See Note 4)	39,604
Dividends & broker interest on short positions	30,588
Transfer agent fees (See Note 4)	23,054
Distribution and shareholder service fees (See Note 5)	14,247
Audit fees	8,967
Custody fees (See Note 4)	7,883
Compliance fees (See Note 4)	6,954
Legal fees	5,789
Trustee fees	5,187
Federal and state registration fees	4,034
Other	2,767
Postage & printing fees	2,013
Total expenses before reimbursement/waiver (See Note 4)	201,969
Less: reimbursement/waiver from investment adviser	(96,076)
Net expenses	105,893

NET INVESTMENT INCOME	32,549

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	(121,110)
Securities and foreign currency sold short	(82,186)
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	287,778
Securities and foreign currency sold short	(183,850)
Net realized and unrealized loss on investments	(99,368)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,819)

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
OPERATIONS:
Net investment income (loss)	$32,549	$(7,816)
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	(121,110)	(633,540)
Options purchased	—	(13,629)
Securities and foreign currency sold short	(82,186)	(82,547)
Capital gain distribution from regulated investment company	—	888
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	287,778	(209,129)
Securities and foreign currency sold short	(183,850)	27,494
Net decrease in net assets from operations	(66,819)	(918,279)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	385,853	1,667,764
Proceeds from reinvestments of distributions	—	222,043
Payments for shares redeemed	(838,504)	(743,389)
Redemption fees	—	—
Net increase (decrease) in net assets resulting
from capital share transactions	(452,651)	1,146,418

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(24,807)
From net realized gains	—	(197,236)
Total dividends and distributions	—	(222,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(519,470)	6,096

NET ASSETS:
Beginning of period	8,398,042	8,391,946
End of period, (including accumulated undistributed
net investment losses of $(36,610) and $(69,159), respectively)	$7,878,572	$8,398,042

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.

	For the			For the Period
	Six Months	For the	For the	Inception
Investor Class	Ended	Year Ended	Year Ended	through
	March 31, 2016	September 30,	September 30,	September 30,
	(Unaudited)	2015	2014	2013(1)
PER SHARE DATA:

Net asset value, beginning of period	$10.09	$11.46	$10.76	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	(0.01)	0.02	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.13)	(1.10)	0.69	0.80
Total from investment operations	(0.09)	(1.11)	0.71	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	—	—
Net capital gains	—	(0.23)	(0.01)	—
Total distributions	—	(0.26)	(0.01)	—
Net asset value, end of period	$10.00	$10.09	$11.46	$10.76

TOTAL RETURN(2)(3)	(0.89)%	(9.79)%	6.57%	7.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$7.9	$8.4	$8.4	$3.0

Ratio of expenses to average net assets(4):
Before expense reimbursement/waiver	4.96%	4.71%	5.53%	12.02%
After expense reimbursement/waiver	2.60%	2.52%	2.33%	2.17%
Ratio of expenses excluding dividends
& interest on short positions
to average net assets(4):
Before expense reimbursement/waiver	4.21%	4.04%	5.05%	11.70%
After expense reimbursement/waiver	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income (loss)
to average net assets(4):
Before expense reimbursement/waiver	(1.56)%	(2.28)%	(3.20)%	(10.41)%
After expense reimbursement/waiver	0.80%	(0.09)%	0.00%	(0.56)%
Portfolio turnover rate(3)	44%	77%	27%	19%

(1)	Inception date of the Fund was October 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Bushido Capital Long/Short Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve long-term growth of capital.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on October 31, 2012.  The Fund currently offers two classes of shares, the Investor Class and Institutional Class.  Investor Class shares are subject to a 0.25% distribution fee and 0.10% shareholder service fee. As of March 31, 2016, the Institutional Class shares were not yet available.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended March 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

Short Sales – A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2016:

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,700,083	$—	$—	$2,700,083
Corporate Bonds	—	3,311,988	—	3,311,988
Municipal Bonds	—	25,417	—	25,417
Exchange Traded Funds	1,859,075	—	—	1,859,075
Short-Term Investment	535,609	—	—	535,609
Total Investments	$5,094,767	$3,337,405	$—	$8,432,172

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks	$(293,826)	$—	$—	$(293,826)
Exchange Traded Funds	(1,383,749)	—	—	(1,383,749)
Total Securities Sold Short	$(1,677,575)	$—	$—	$(1,677,575)

Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2016, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedules of Investments and Securities Sold Short for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Bushido Capital Partners, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and may reimburse the Fund for its operating expenses in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage, dividend and interest expense on short positions, brokerage commissions, interest, taxes and extraordinary expenses) for the Fund do not exceed 1.85% of the Fund’s average daily net assets of the Investor Class.  Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such fee reduction and expense reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee reduction and expense reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least January 27, 2017.  Fees waived and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2016	$205,176
9/30/2017	$204,978
9/30/2018	$197,667
9/30/2019	$96,076

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian;

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2016 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended March 31, 2016, the Investor Class incurred expenses of $10,176 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended March 31, 2016, the Fund incurred $4,071 in shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
Shares sold	40,094	150,420
Shares issued to holders
in reinvestment of dividends	—	20,810
Shares redeemed	(84,782)	(71,093)
Net increase (decrease)	(44,688)	100,137

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MARCH 31, 2016

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short positions, by the Fund for the period ended March 31, 2016, were as follows:

	Purchases	Sales
U.S. Government	$80,469	$637,143
Other	$3,461,171	$3,231,092

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities (excluding short positions) held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2015, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Depreciation	Tax Cost
$678,052	$(714,430)	$(36,378)	$8,970,620

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At September 30, 2015, the most recently completed fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Depreciation	Earnings
$—	$—	$(714,874)	$(36,378)	$(751,252)

As of September 30, 2015, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2015, the Fund deferred on a tax-basis, short-term post October losses of $726,797 and late year ordinary losses of $61,533.

There were no distributions made by the Fund for the period ended March 31, 2016.

The tax character of distributions paid during the period ended September 30, 2015 were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$89,069	$132,974	$222,043

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2016

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Bushido Capital Partners, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Bushido Capital Partners, LLC (“Bushido” or the “Adviser”) regarding the Bushido Capital Long/Short Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Bushido and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Bushido with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Bushido; (3) the costs of the services provided by Bushido and the profits realized by Bushido from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Bushido resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Bushido, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Bushido set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Bushido performs, investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Bushido provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Bushido on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Bushido’s capitalization and the fact that Bushido is affiliated with Marshfield Associates, Inc. (“Marshfield”), a registered investment adviser with nearly $2 billion

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

in assets under management. The Trustees also noted Marshfield has agreed to guarantee Bushido’s operating expense reimbursement obligations to the Fund, and further noted that Bushido renewed its reserve account arrangement as an added assurance of prompt payment of its obligations to the Fund. The Trustees also took into account the resources that Marshfield continues to provide Bushido for the Fund’s benefit.  The Trustees also considered the investment philosophy of the portfolio manager and his portfolio management, investment analysis, and general investment industry experience.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Bushido provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Bushido.  In assessing the quality of the portfolio management delivered by Bushido, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Bushido manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was in the eightieth and eighty-ninth percentiles for the one-year and three-year periods ended December 31, 2015, respectively.  In addition, the Trustees considered the Fund’s performance (net of sales loads) against its benchmark indices during other relevant periods ended December 31, 2015, noting that while the Fund had underperformed its benchmarks, the Fund had achieved positive since inception and three year returns. In reviewing the performance of the composite of accounts that Bushido manages utilizing a similar investment strategy as that of the Fund, the Trustees observed certain dispersions between the performance of the composite and that of the Fund. The Trustees took into account multiple factors that led to this dispersion, including differences in the investment restrictions of the composite and the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Bushido under the Investment Advisory Agreement, as well as Bushido’s profitability from services that Bushido rendered to the Fund during the 12 month period ended June 30, 2015.  In that regard, the Trustees noted Bushido subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees payable by the Fund. The Trustees also considered that the management fees and performance incentive fees that Bushido charges to the private investment fund that it manages with a similar strategy to that of the Fund are, in aggregate, generally comparable on a long term basis to the advisory fee paid by the Fund, but also recognized that there may be short term deviations because of the different fee structures. The Trustees noted that Bushido has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, that justify the higher fee. The Trustees also considered Bushido has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Bushido’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds within the same Morningstar benchmark category.  The Trustees noted the Fund’s advisory fee was slightly higher than the average but the same as the median management fees reported for the benchmark category.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees also took into account that the advisory fees and total expenses (after waivers and expense reimbursements)

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

borne by the Fund were well within the range of that borne by funds in the benchmark category. The Trustees also noted that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Bushido’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered Bushido had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees noted Bushido does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted Rule 12b-1 fees may be paid to Bushido as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Bushido incurred exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Bushido may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Bushido does not receive additional material financial benefits from services rendered to the Fund.

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

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Bushido Capital Long/Short Fund

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Bushido Capital Partners, LLC
21 DuPont Circle NW, Suite 500
Washington, D.C. 20036

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-359-1515.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     June 2, 2016

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date     June 2, 2016

* Print the name and title of each signing officer under his or her signature.